Dr. Eve E. Slater Appointed to Theravance, Inc. Board of Directors

SOUTH SAN FRANCISCO, CA -- 12/12/2005 -- Theravance, Inc. (NASDAQ: THRX) announced today that Eve E. Slater, M.D., F.A.C.C. has joined its board of directors. Dr. Slater is board certified in internal medicine and cardiology and has extensive experience in the pharmaceutical industry, including 19 years in senior management positions at Merck Research Laboratories where she led global regulatory affairs during the 1990s. Most recently, she was Assistant Secretary for Health, U.S. Department of Health and Human Services (HHS) where she served as Secretary Tommy Thompson's chief health policy advisor. Dr. Slater also serves on the board of directors of Vertex Pharmaceuticals Incorporated, AnorMED Inc., Phase Forward Incorporated and VaxGen, Inc.

"Dr. Slater's comprehensive clinical and regulatory experience in the pharmaceutical industry will bring valuable expertise to our board," said P. Roy Vagelos, Chairman of the Board of Theravance. "I am pleased to welcome Eve and look forward to working with her as Theravance's potential medicines progress through development."

About Theravance

Theravance is a biopharmaceutical company with a pipeline of internally discovered product candidates. Of the five programs in development, two are in late stage -- telavancin and the Beyond Advair collaboration with GlaxoSmithKline. Theravance is focused on the discovery, development and commercialization of small molecule medicines across a number of therapeutic areas including respiratory disease, bacterial infections and gastrointestinal disorders. By leveraging its proprietary insight of multivalency to drug discovery focused on validated targets, Theravance is pursuing a next generation drug discovery strategy designed to discover superior medicines in large markets. For more information, please visit the company's web site at www.theravance.com.

THERAVANCE®, the Theravance logo, and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of Theravance, Inc.

This press release contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Examples of such statements include statements relating to the goals and expected results of clinical and preclinical studies, statements regarding the potential benefits and mechanisms of action of drug candidates and the enabling capabilities of Theravance's approach to drug discovery and its proprietary insights. These statements are based on the current estimates and assumptions of the management of Theravance, Inc. as of the date of this press release and are naturally subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in its forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to delays or difficulties in commencing or completing clinical and preclinical studies, the potential that results of clinical or preclinical studies indicate product candidates are unsafe, ineffective, inferior or not superior, and delays or failure to achieve regulatory approvals. These and other risks are described in greater detail under the heading "Factors Affecting Results, Including Risks and Uncertainties" contained in Item 2, "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Theravance's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 14, 2005 and the risks discussed in our other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.

Contact Information:

Investors
Theravance, Inc.
Michael Aguiar
SVP and Chief Financial Officer
650-808-4100
maguiar@theravance.com

Media
Theravance, Inc.
David Brinkley
SVP, Commercial Development
650-808-3784
dbrinkley@theravance.com